                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 10, 2004

                          JOHN Q. HAMMONS HOTELS, L.P.
             (Exact name of registrant as specified in its charter)


                 DELAWARE                                  43-1523951
(State or other jurisdiction of incorporation             (IRS Employer
             or organization)                           Identification No.)

                           300 JOHN Q. HAMMONS PARKWAY
                                    SUITE 900
                              SPRINGFIELD, MO 65806
                    (Address of principal executive offices)



                                 (417) 864-4300
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 7.     EXHIBITS.

Exhibit No.                              Exhibit
-----------                              -------
   99.1          Press Release Dated May 10, 2004, issued by John Q. Hammons
                 Hotels, Inc., the registrant's general partner.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant's general partner's first quarter 2004 earnings press release dated May 10, 2004.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           JOHN Q. HAMMONS HOTELS, L.P.

                                           By: John Q. Hammons Hotels, Inc.,
                                           its general partner


                                           By:           /s/ Paul E. Muellner
                                                 -------------------------------
                                                 Name:   Paul E. Muellner
                                                 Title:  Chief Financial Officer


Date: May 10, 2004

                                  EXHIBIT INDEX

Exhibit No.                              Exhibit
-----------                              -------
   99.1          Press Release Dated May 10, 2004 issued by John Q. Hammons
                 Hotels, Inc.